Exhibit 21

LIST OF SUBSIDIARIES

The following is a list of subsidiaries of which MarineMax, Inc. has a controlling interest, omitting some subsidiaries which, considered in the aggregate, would not constitute a significant subsidiary.

Name	State or Jurisdiction of Incorporation or Organization
MarineMax East, Inc. (1)	Delaware
MarineMax Services, Inc. (2)	Delaware
MarineMax Northeast, LLC (2)	Delaware
Boating Gear Center, LLC (2)	Delaware
US Liquidators, LLC (1)	Delaware
Newcoast Financial Services, LLC (2)	Delaware
My Web Services, LLC (2)	Delaware
MarineMax Charter Services, LLC (2)	Delaware
MarineMax Vacations, LTD. (2)	British Virgin Islands
Gulfport Marina, LLC (2)	Delaware
FWW, LLC (2)	Florida
FWW, UK Limited (3)	United Kingdom
Fraser Yachts Florida, Inc. (3)	Florida
TCN Antibes S.A.R.L. (4)	France
Fraser Yachts Limited (4)	United Kingdom
Fraser Worldwide S.A.M. (4)	Monaco
Fraser Yachts Group S.R.L. (4)	Italy
Fraser Yachts Spain SLU (4)	Spain
Fraser Yachts California, Inc. (5)	California
Northrop & Johnson Holding, LLC, (1)	Florida
Newcoast Insurance Services, LLC (1)	Florida
Northrop & Johnson France S.A.R.L. (6)	France
Northrop & Johnson Monaco S.A.M. (7)	Monaco
Skipper Marine of Madison, LLC (1)	Wisconsin
Skipper Marine of Chicago-Land, LLC (1)	Illinois
Skipper Marine of Michigan, LLC (1)	Michigan
Silver Seas Yachts, LLC (1)	Arizona
Silver Seas California, Inc. (8)	California
Skipper Marine, LLC (1)	Wisconsin
Skipper Marine of Fox Valley, LLC (1)	Wisconsin
Skipper Marine of Ohio, LLC (1)	Ohio
Marinemax Products, Inc. (1)	Florida
KCS International, Inc. (9)	Wisconsin
KCS RE Acquisition Company, LLC (10)	Wisconsin
Intrepid Powerboats, Inc. (9)	Florida
Intrepid Southeast, Inc. (13)	Florida
Nisswa Marine, LLC (1)	Minnesota
N&J Media, LLC (1)	Florida
Marinemax KW, LLC (1)	Florida
BY Holdings, LLC (1)	Florida
N&J Group, LLC (15)	Florida
Wave Aviation, LLC (2)	Florida
Perfect Yacht Charter, LLC (16)	Delaware
Northrop & Johnson California, Inc. (17)	California
Northrop & Johnson Yachts-Ships LLC (5)	Florida
Northrop & Johnson Group Spain, S.L. (4)	Spain
Skipper Bud’s of Illinois, LLC (1)	Illinois

Super Yacht Management S.A.S. (11)………………………………………………………………………

NVHG, LLC (2)………………………………………………………………………………………….…

Gulfwind Development, LLC (2)…………………………………………………………………………..

Next Wave Innovations, LLC (1)…..………………………………………………………………………

Fraser Yachts Greece, I.K.E. (4)……………………………………………………………………………

Fraser Yachts Management and Services LLC (14)…………………………………………………………

Pentagon Management N.V. (2)…………………………………………………………………………….

Simpson Bay Yacht Club Marina, NV (12)…………………………………………………………………

Gem Pebbles, N.V. (12)……………………………………………………………………………………..

Island Global Yachting LLC (2)…………………………………………………………………………….

Island Gardens Deep Harbour LLC (18)……………………………………………………………………

IGY Cyprus Holdings Limited (19)…………………………………………………………………………

IGY Netherlands Holdings B.V. (20)……………………………………………………………………….

Cabo Marina, S. de R.L. de C.V. (21)……………………………………………………………………….

IGY Málaga Marina (22)…………………………………………………………………………………….

Operadora Cabo San Lucas, S.A. de C.V. (23)……………………………………………………………

IGY Acceptance I LLC (19)…………………………………………………………………………………

IGY - Rodney Bay Holdings Ltd.(19)……………………………………………………………………….

Planviron (Caribbean Practice) Limited (24) ………………………………….……………………………

IGY - AYH St. Thomas Holdings, LLC (19)……………………………………………………………….

RBM IBC Ltd.(19)………………………………………………………………………………………….

Rodney Bay Marina Limited (25)…………………………………………………………………………..

RF Marina Management S. de R.L. (19)…………………………………………………………………….

Island Global Yachting Facilities LLC(26)………………………………………………………………….

IGY St. Maarten Holdings B.V. (19)………………………………………………………………………

IGY Red Frog LLC (27)……………………………………………………………………………………

IYH Corp. (28)………………………………………………………………………………………………

CMMC Corporation B.V. (29)……………………………………………………………………………..

Hop-Inn Enterprises N.V. (29)………………………………………………………………………………

Yacht Club at Isle De Sol B.V. (30)…………………………………………………………………………

Isle De Sol Development Corporation B.V. (30)……………………………………………………………

Sun Resorts Management Inc. (31)…………………………………………………………………………

IGY Services France SAS (33)………………………………………………………………………………

IGY Séte Marina SAS (34)………………………………………………………………………………….

YHG Holdings Ltd. (26)……………………………………………………………………………………..

YHG Lender LLC (37)………………………………………………………………………………………

YH Equity LLC (38)…………………………………………………………………………………………

FTYHG LLC (28)……………………………………………………………………………………………

Yacht Haven USVI LLC (28)……………………………………………………………………………….

YHUSVI Marina, LLC (39)…………………………………………………………………………………

YHG Hotel LLC (39)………………………………………………………………………………………..

Fairport Yacht Support LLC(41)…………………………………………………………………………….

Fairport Crew Support PCC Limited(40)……………………………………………………………………

IGY Yacht Services Holding LLC(31)………………………………………………………………………

Island Global Yachting Services Holdings LLC (26)………………………………………………………..

IGY-Cabo Marina Management, S. de R.L. de C.V. (31)…………………………………………………...

Island Global Yachting Development Services LLC (31)…………………………………………………...

North Cove Sailing LLC (31)………………………………………………………………………………..

North Cove Services LLC (31)………………………………………………………………………………

Yacht Haven Services LLC (31)…………………………………………………………………………….

IGY Florida Management Services LLC (31)……………………………………………………………….

IGY Anchor Club LLC(31)………………………………………………………………………………….

IGY Europe LLC(31)………………………………………………………………………………………..

Island Global Yachting Services LLC(31)…………………………………………………………………..

IGY Savannah LLC (31)…………………………………………………………………………………….

IGY Trident Services LLC (31)……………………………………………………………………………..

IGY France Management SAS (31)…………………………………………………………………………

IGY Yacht Services LLC (31)……………………………………………………………………………….

IGY Marketing Services LLC (31)…………………………………………………………………………..

IGY Services UK Limited (42)………………………………………………………………………………

Portisco Holding SRL (43)…………………………………………………………………………………..

Marina Di Portisco S.P.A. (36)………………………………………………………………………............

France

Florida

Delaware

Florida

Greece

Qatar

Netherlands Antilles

St. Maarten

Netherlands

Delaware

Delaware

Cyprus

Netherlands

Mexico

Spain

Mexico

United States

Cayman Islands

St. Lucia

USVI

St. Lucia

St. Lucia

Panama

Delaware

Netherlands Antilles

Delaware

USVI

Netherlands Antilles

Netherlands Antilles

Netherlands Antilles

Netherlands Antilles

Texas

France

France

Caymans

Delaware

Delaware

USVI

USVI

USVI

USVI

Delaware

Guernsey

Delaware

Delaware

Mexico

Delaware

New York

New York

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

Delaware

France

Delaware

Delaware

United Kingdom

Italy

Italy

IGY Services Europe Limited (34)………………………………………………………………………… IGY SKD Management Co. Ltd. (42)……………………………………………………………………… IGY Management Services Europe Ltd. (42)………………………………………………………………..	United Kingdom United Kingdom United Kingdom

(1)
Wholly owned subsidiary of MarineMax, Inc.
(2)
Wholly owned subsidiary of MarineMax East, Inc.
(3)
Wholly owned subsidiary of FWW, LLC
(4)
Wholly owned subsidiary of FWW UK Limited
(5)
Wholly owned subsidiary of Fraser Yachts Florida, Inc.
(6)
Wholly owned subsidiary of TCN Antibes S.A.R.L.
(7)
Wholly owned subsidiary of Fraser Worldwide S.A.M.
(8)
Wholly owned subsidiary of Silver Seas Yachts, LLC
(9)
Wholly owned subsidiary of Marinemax Products, Inc.
(10)
Wholly owned subsidiary of KCS International, Inc.
(11)
Wholly owned subsidiary of Northrop & Johnson France S.A.R.L.
(12)
Wholly owned subsidiary of Pentagon Management N.V.
(13)
Wholly owned subsidiary of Intrepid Powerboats, Inc.
(14)
Partially owned subsidiary of FWW UK Limited & a third party
(15)
Wholly owned subsidiary of Northrop & Johnson Holding LLC
(16)
Wholly owned subsidiary of My Web Services, LLC
(17)
Wholly owned subsidiary of Fraser Yachts California, Inc.
(18)
Partially owned subsidiary of Marinemax East, Inc. and Island Global Yachting LLC
(19)
Wholly owned subsidiary of Island Global Yachting Facilities LLC
(20)
Wholly owned subsidiary of IGY Cyprus Holdings Limited
(21)
Wholly owned subsidiary of IGY Netherlands Holdings B.V.
(22)
Partially owned subsidiary of Cabo Marina, S. de R.L. de C.V. & a third party
(23)
Wholly owned subsidiary of Cabo Marina, S. de R.L. de C.V.
(24)
Wholly owned subsidiary of IGY – Rodney Bay Holdings Ltd.
(25)
Wholly owned subsidiary of RBM IBC Ltd.
(26)
Wholly owned subsidiary of Island Global Yachting LLC
(27)
Partially owned subsidiary of Island Global Yachting Facilities LLC & Island Global Yachting LLC
(28)
Wholly owned subsidiary of YH Equity LLC
(29)
Wholly owned subsidiary of IGY St. Maarten Holdings B.V
(30)
Wholly owned subsidiary of Hopp-Inn Enterprises N.V.
(31)
Wholly owned subsidiary of Island Global Yachting Services Holdings LLC
(32)
Partially owned subsidiary of Sun Resorts Management, Inc. & a third party
(33)
Wholly owned subsidiary of IGY Séte Marina SAS
(34)
Wholly owned subsidiary of Sun Resorts Management, Inc.
(35)
Partially owned subsidiary of IGY Séte Marina SAS & a third party
(36)
Wholly owned subsidiary of Portisco Holdings SRL
(37)
Partially owned subsidiary of YHG Holdings Ltd. & Island Global Yachting LLC
(38)
Wholly owned subsidiary of YHG Lender LLC
(39)
Wholly owned subsidiary of Yacht Haven USVI LLC
(40)
Wholly owned subsidiary of Fairport Yacht Support LLC
(41)
Partially owned subsidiary of Island Global Yachting LLC & IGY Yacht Services Holding LLC
(42)
Wholly owned subsidiary of IGY Services Europe Limited
(43)
Partially owned subsidiary of IGY Services UK Limited & a third party